                                                                   EXHIBIT 10.11

                       AMENDMENT NO. 1 AND CONSENT NO. 1
                         TO REVOLVING CREDIT AGREEMENT

     AMENDMENT NO. 1 AND CONSENT NO. 1 (this "Amendment and Consent"), dated as of January 26, 2004, to the REVOLVING CREDIT AGREEMENT, dated as of August 20, 2003, by and among HAIGHTS CROSS OPERATING COMPANY (the "Borrower"), the several lenders from time to time parties thereto (the "Lenders"), BEAR STEARNS CORPORATE LENDING, INC., as Syndication Agent (in such capacity, the "Syndication Agent"), and THE BANK OF NEW YORK ("BNY"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent") (as amended from time to time, the "Credit Agreement").

                                    RECITALS

     I. Unless defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

     II. The Borrower has advised the Administrative Agent and the Lenders that Holdings and Bear, Stearns & Co. Inc. ("Bear Stearns") intend to enter into a Purchase Agreement (the "Purchase Agreement"), pursuant to which Holdings would agree to issue Senior Discount Notes due 2011 in an aggregate principal amount at maturity of up to $135,000,000 (the "Initial Notes"), and which would be issued by Holdings pursuant to an Indenture (the "Indenture"), between Holdings and Wells Fargo Bank Minnesota, N.A., or another qualified trustee as Trustee (the "Trustee"). The Borrower has advised the Administrative Agent and the Lenders that the Initial Notes, the Exchange Notes (as defined below) and the Indenture would have restrictive covenants and other terms (other than pricing terms) substantially as described in the preliminary offering memorandum relating to the proposed offering (the "Preliminary Offering Memorandum").

     III. The holders (including subsequent transferees) of the Initial Notes would have registration rights substantially as described in the Preliminary Offering Memorandum pursuant to which Holdings would agree to file with the Securities and Exchange Commission (the "Commission"), under the circumstances set forth therein, (a) a registration statement under the Securities Act (the "Exchange Offer Registration Statement") relating to Holdings' Senior Discount Notes due 2011 with terms substantially identical to the Initial Notes (the "Exchange Notes") to be offered in exchange for the Initial Notes (the "Exchange Offer") and (b) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement") relating to the resale by certain holders of the Initial Notes. The Initial Notes and the Exchange Notes are collectively referred to as the "Holdings Notes" and, together with the Indenture, are collectively referred to as the "Operative Documents."

     IV. The incurrence by Holdings of the Indebtedness under the Operative Documents would constitute an Event of Default under Section 8(l) of the Credit Agreement unless the Required Lenders consent thereto.

     V. The Borrower has requested that the Administrative Agent and the Required Lenders (a) consent to the incurrence by Holdings of the Indebtedness under the Operative Documents and (b) agree that the incurrence of such Indebtedness shall not constitute an Event of Default.

     VI. The Administrative Agent and the Required Lenders have agreed to the Borrower's request on the terms and subject to the conditions set forth in this Amendment and Consent.
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     Accordingly, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.  AMENDMENTS

     (a) Section 1 of the Credit Agreement is hereby amended to add the following Defined Terms in appropriate alphabetical order:

        "Amendment No. 1": AMENDMENT NO. 1 AND CONSENT NO. 1, dated as of January 26, 2004, to the REVOLVING CREDIT AGREEMENT, dated as of August 20, 2003, by and among the Borrower, the Lenders, the Syndication Agent and the Administrative Agent.

        "Amendment No. 1 Effective Date": as defined in Section 3(b) of Amendment No. 1.

        "Commission": as defined in the Recitals of Amendment No. 1.

        "Bear Stearns": as defined in the Recitals of Amendment No. 1.

        "Exchange Notes": as defined in the Recitals of Amendment No. 1.

        "Exchange Offer Registration Statement": as defined in the Recitals of Amendment No. 1.

        "Exchange Offer": as defined in the Recitals of Amendment No. 1.

        "Holdings Notes": as defined in the Recitals of Amendment No. 1.

        "Initial Notes": as defined in the Recitals of Amendment No. 1.

        "Indenture": as defined in the Recitals of Amendment No. 1.

        "Operative Documents": as defined in the Recitals of Amendment No. 1.

        "Purchase Agreement": as defined in the Recitals of Amendment No. 1.

        "Preliminary Offering Memorandum": as defined in the Recitals of Amendment No. 1.

        "Registration Rights Agreement": as defined in the Recitals of Amendment No. 1.

        "Registration Statements": collectively, the Exchange Offer Registration Statement and the Shelf Registration Statement.

        "Shelf Registration Statement": as defined in the Recitals of Amendment No. 1.

        "Trustee": as defined in the Recitals of Amendment No. 1.

     (b) Section 8 of the Credit Agreement is hereby amended by deleting the word "or" after Section 8(l) and by adding the following Section 8(n) after
Section 8(m);

     "(n) Holdings shall amend, modify, supplement or otherwise change, or consent or agree to any amendment, modification, supplement or other change to, any of the terms of any of the Operative Documents, except for any amendment, modification or supplement which:

          (i) does not change to an earlier date, the date on which interest on, principal of, or other amounts due under, the Holding Notes must be paid in cash under the Holding Notes or other Operative Documents,

          (ii) does not change to an earlier date, the date on which the holders of the Holding Notes can put or require the Indebtedness under the Holding Notes or other Operative Documents to be repaid or redeemed in cash or such securities to be purchased or redeemed in cash,

          (iii) does not make the covenants, terms and conditions of the Operative Documents to the extent that they relate to the Borrower and its Subsidiaries more restrictive or onerous or add to the Operative

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     Documents covenants, terms and conditions that are more restrictive or onerous than, in each case, those contained in the Credit Agreement, and

          (iv) could not reasonably be expected to adversely affect the Lenders or their rights to payment hereunder or their realization upon the Guarantee Obligations of Holdings in respect of the Obligations hereunder or any of the Collateral"

2.  CONSENTS.

     The required Lenders hereby:

     (a) consent to the incurrence by Holdings of Indebtedness under the Operative Documents in an aggregate principal amount at maturity of up to $135,000,000 and otherwise on the other terms substantially as set forth in the Preliminary Offering Memorandum, provided that (i) such Indebtedness is unsecured, (ii) the obligation of Holdings to repay the Indebtedness under the Operative Documents is effectively subordinated to the obligations of Holdings and the Borrower to repay any and all of their respective Indebtedness and obligations to the Administrative and Agent and the Lenders under the Credit Agreement and the other Loan Documents on the terms set forth in the Preliminary Offering Memorandum, and (iii) the cash proceeds received by Holdings from the issuance of the Initial Notes are (A) used solely and exclusively by Holdings to
(1) make Permitted Investments (as such term in defined in the Indenture) (including without limitation, repurchases of the Holdings Notes) or (2) purchase Capital Stock in an amount of up to $14,000,000 or (B) contributed by Holdings to the Borrower as additional equity, without the issuance of any additional Capital Stock or other securities; and

     (b) agree that the incurrence by Holdings of the Indebtedness under the Operative Documents in accordance with Section 2(a) hereof shall not constitute an Event of Default.

3.  CONDITIONS TO EFFECTIVENESS AND POST EFFECTIVENESS COVENANT.

     (a) This Amendment and Consent shall be effective upon the satisfaction of the following conditions:

          (i) the Administrative Agent shall have received this Amendment and Consent executed by a duly authorized officer or officers of the Borrower and each of the Guarantors and by each of the Required Lenders; and

          (ii) the Administrative Agent shall have received a copy of the Preliminary Offering Memorandum in the form distributed to the potential investors.

     (b) The date on which all of the conditions set forth in Section 3(a) are satisfied is referred to as the "Amendment No. 1 Effective Date."

     (c) The Borrower agrees that (i) promptly upon its receipt thereof to furnish to the Administrative Agent copies of the Indenture, the Holding Notes and any other documents relating thereto as the Administrative Agent may reasonably request, (ii) each month it will furnish to the Administrative Agent and the Lenders a report regarding the use of the proceeds of the Holdings Notes in the immediately preceding month, such report to be furnished so long as any of the cash proceeds from the issuance of the Initial Notes are held by Holdings.

4.  MISCELLANEOUS

     (a) The Borrower hereby:

          (i) acknowledges and reaffirms its obligations under, and confirms the validity and enforceability of, the Credit Agreement and the other Loan Documents;

          (ii) represents and warrants that there exists no Default or Event of Default and no Default or Event of Default will result from the consummation of the transactions described in this Amendment and Consent; and

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

          (iii) represents and warrants that the representations and warranties contained in the Credit Agreement (other than the representations and warranties made as of a specific date) are true and correct in all material respects on and as of the date hereof.

     (b) Each of the Guarantors, by signing this Amendment and Consent, hereby:

          (i) acknowledges and consents to the execution of this Amendment and Consent; and

          (ii) acknowledges and reaffirms its obligations under, and confirms the validity and enforceability of, the Guarantee and Collateral Agreement and the other Loan Documents to which it is a party.

     (c) This Amendment and Consent may be executed in any umber of counterparts and by facsimile, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment and Consent to produce or account for more than one counterpart signed by the party to be charged.

     (d) This Amendment and Consent is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

     (e) The Borrower agrees to pay the reasonable fees and expenses of the Administrative Agent's counsel in connection with this Amendment and Consent.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

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

                         HAIGHTS CROSS AMENDMENT NO. 1

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                          BORROWER:

                                          HAIGHTS CROSS OPERATING COMPANY

                                          By:      /s/ PAUL J. CRECCA
                                            ------------------------------------
                                              Name: Paul J. Crecca
                                            Title:  EVP & CFO

                                          GUARANTORS:

                                          HAIGHTS CROSS COMMUNICATIONS, INC.

                                          By:      /s/ PAUL J. CRECCA
                                            ------------------------------------
                                              Name: Paul J. Crecca
                                            Title:  EVP & CFO

                                          SUNDANCE/NEWBRIDGE
                                          EDUCATIONAL PUBLISHING, LLC

                                          By:      /s/ PAUL J. CRECCA
                                            ------------------------------------
                                              Name: Paul J. Crecca
                                            Title:  VP

                                          TRIUMPH LEARNING, LLC

                                          By:      /s/ PAUL J. CRECCA
                                            ------------------------------------
                                              Name: Paul J. Crecca
                                            Title:  VP

                                          RECORDED BOOKS, LLC

                                          By:       /s/ PAUL J. CRECCA
                                              ----------------------------------
                                              Name: Paul J. Crecca
                                            Title:  VP

                                          OAKSTONE PUBLISHING, LLC

                                          By:      /s/ PAUL J. CRECCA
                                            ------------------------------------
                                              Name: Paul J. Crecca
                                            Title:  VP

                                          CHELSEA HOUSE PUBLISHERS, LLC

                                          By:      /s/ PAUL J. CRECCA
                                            ------------------------------------
                                              Name: Paul J. Crecca
                                            Title:  VP

                                          THE CORIOLIS GROUP, LLC

                                          By:      /s/ PAUL J. CRECCA
                                            ------------------------------------
                                              Name: Paul J. Crecca
                                            Title:  VP

                                          W F HOWES LIMITED

                                          By:       /s/ NEIL F. TRESS
                                            ------------------------------------
                                            Name: Neil F. Tress
                                            Title: Director

                                          THE BANK OF NEW YORK,
                                          INDIVIDUALLY AND AS ADMINISTRATIVE
                                          AGENT

                                          By:     /s/ STEVEN J. CORRELL
                                            ------------------------------------
                                              Name: Steven J. Correll
                                            Title:  Vice President

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

                                          BEAR STEARNS CORPORATE LENDING, INC.,
                                          INDIVIDUALLY AND AS SYNDICATION AGENT

                                          By:    /s/ VICTOR BULZACCHELLI
                                            ------------------------------------
                                              Name: Victor Bulzacchelli
                                            Title:  Authorized Agent

                                          CIT LENDING SERVICES CORPORATION

                                          By:    /s/ MICHAEL V. MONAHAN
                                            ------------------------------------
                                            Name: Michael V. Monahan
                                            Title:  Vice President

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